Exhibit 10.37

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of May 3, 2011, is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”): (1) the Purchase and Contribution Agreement, dated as of December 22, 2010, by and between Bluegreen Corporation (“Bluegreen”) and BRFC-Q 2010 LLC (the “Seller”), (2) the Loan Sale and Servicing Agreement, dated as of December 22, 2010, by and among the Seller, Quorum Federal Credit Union (the “Buyer”), Bluegreen, as servicer (“Servicer”), Vacation Trust, Inc. (“Club Trustee”), Concord Servicing Corporation, as backup servicer (the “Backup Servicer”) and U.S. Bank National Association, as custodian and paying Agent (“Custodian,” and together with Bluegreen, the Seller, the Buyer, the Servicer, the Club Trustee and the Backup Servicer, the “Transaction Parties”), (3) the Custodial Agreement, dated as of December 22, 2010, by and among the Buyer, the Seller, the Custodian, the Backup Servicer and the Servicer, as amended by that certain First Amendment to Custodial Agreement, dated as of the date hereof, by and among the parties named therein, and (4) the Backup Servicing Agreement, dated as of December 22, 2010, by and among the Backup Servicer, the Servicer, the Buyer and the Custodian.

RECITALS

WHEREAS, the Transaction Parties desire to amend the Standard Definitions attached or incorporated into each of the Transaction Documents in the manner set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Transaction Parties, intending to be legally bound hereby, agree as follows:

1.          Amendment of Standard Definitions. The following definition shall replace the corresponding definition in the Standard Definitions:

““Timeshare Loan Files” shall mean, with respect to a Timeshare Loan, all documents related to such Timeshare Loan, including:

1.	with respect to a Club Loan (other than an Aruba Club Loan), (i) the original Mortgage Note executed by the Obligor, endorsed as “Pay to the order of _______________, without recourse, representation or warranty” (either directly on the Mortgage Note or on an allonge placed with such Mortgage Note), by an Authorized Officer of the related Seller (such Authorized Officer’s signature may be computer generated), together with a complete chain of endorsements from the original payee to the related Seller, if applicable or (ii) a Lost Note Affidavit;

2.	with respect to a Club Loan (other than an Aruba Club Loan), (i) an original Mortgage with evidence that such Mortgage has been recorded in the appropriate recording office or (ii) if such Mortgage has not yet been returned to the related Seller by such recording office, a photocopy of the unrecorded Mortgage that has been delivered to such recording office (with evidence that such Mortgage has been delivered to the appropriate recording office for recording);

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3.	with respect to a Club Loan (other than an Aruba Club Loan), (i) original recorded Assignment(s) of Mortgage (which may be a part of a blanket assignment of more than one Club Loan in which case, a copy thereof, with the original blanket Assignments of Mortgage held by the Custodian in the related master pool header file), showing the assignment of such Club Loan from the record mortgagee to the Buyer, or (ii) if such Assignments of Mortgage have not yet been returned by the related recording office, a photocopy of the unrecorded Assignments of Mortgage that have been delivered to such recording office (which may be a part of a blanket assignment of more than one Club Loan), showing the assignment of such Club Loan from the record mortgagee to the Buyer (with evidence (a copy of (A) the Federal Express (or similar service) receipt and (B) the check made payable to the applicable recording office, being sufficient evidence) that such Assignments of Mortgage have been delivered to the appropriate recording office for recording), or (iii) if the related Mortgage has not yet been returned such that the related Assignment(s) of Mortgage cannot yet be filed, (A) evidence that that such Mortgage has been delivered to the appropriate recording office for recordation (the evidence in paragraph 2 above being sufficient) and (B) Assignments of Mortgage in recordable form (other than the Mortgage recording information) duly executed by the last record holder of the Mortgage showing the assignment of such Club Loan from the record mortgagee to the Buyer; provided, however, that with respect to clauses (ii) and (iii) of this paragraph 3, photocopies held by the Custodian in the related investor file shall be sufficient.

4.	with respect to a Club Loan (other than an Aruba Club Loan), the UCC financing statement, if any, evidencing that the security interest granted under such Timeshare Loan, if any, has been perfected under applicable state law;

5.	with respect to a Club Loan (other than an Aruba Club Loan), (i) a copy of any recorded warranty deed transferring legal title to the related Timeshare Property to the Club Trustee, or (ii) if such recorded warranty deed has not yet been returned to the related Seller, a copy of a warranty deed sent for recording;

6.	with respect to a Club Loan (other than an Aruba Club Loan), either (i) a final original lender’s title insurance policy (which may consist of one master policy referencing one or more Mortgages) showing no exceptions to coverage (other than Permitted Liens) or (ii) a binding unconditional commitment to issue a title insurance policy showing no exceptions to coverage (other than Permitted Liens) (which may be a master commitment referencing one or more Mortgages, the original master commitment to be held by the Custodian in the related master pool header file), in all cases referencing such Timeshare Loan and insuring the applicable Originator and its successors and/or assigns;

7.	the original of any related assignment or guarantee or, if such original is unavailable, a copy thereof certified by an Authorized Officer of the related Seller to be a true and correct copy, current and historical computerized data files;

8.	the original of any assumption agreement or any refinancing agreement;

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9.	all related Owner Beneficiary Agreements, finance applications, sale and escrow documents executed and delivered by the related Obligor with respect to the purchase of a Timeshare Property;

10.	all other papers and records of whatever kind or description, whether developed or originated by an Originator or another Person, required to document, service or enforce a Timeshare Loan;

11.	the original truth-in-lending disclosure statement (or a copy) that relates to each Timeshare Loan;

12.	the Obligor’s truncated credit report;

13.	an executed original Quorum Membership Application;

14.	a copy of government-issued identification;

15.	any other documents designated by the Buyer and approved by the Seller and the Custodian (such approval not to be unreasonably withheld) in a notice to the Seller and the Custodian;

16.	any additional amendments, supplements, extensions, modifications or waiver agreements required to be added to the Timeshare Loan Files pursuant to the Agreement, the Credit Policy, the Collection Policy or the other Transaction Documents, if any; and

17.	a file folder complete with all documents, with a label affixed identifying the Obligor and the Timeshare Loan number.

2.          Choice of Law and Venue. This Amendment shall be construed in accordance with the internal laws of the State of New York.

3.          Binding Effect. This Amendment shall inure to the benefit of and be binding upon the parties to this Amendment and their successors and assigns.

4.          Counterpart Execution. This Amendment may be executed in counterpart, and any number of copies of this Amendment which in the aggregate have been executed by all parties to this Amendment shall constitute one original.

5.          Time is of the Essence. Time is of the essence in the performance of the obligations in this Amendment.

6.          No Third Party Beneficiary. No third party shall be a beneficiary hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

THE BUYER:	QUORUM FEDERAL CREDIT UNION

	By:	/s/ Bruno Sementilli
Bruno Sementilli,
President and CEO

THE SELLER:	BRFC-Q 2010 LLC

	By:	/s/ Allan J. Herz
Allan J. Herz
President and Assistant Treasurer

THE SERVICER:	BLUEGREEN CORPORATION

	By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Senior Vice President, CFO & Treasurer

THE BACKUP SERVICER:	CONCORD SERVICING CORPORATION

	By:	/s/ Mary-Jeanne Fincher
Mary-Jeanne Fincher
Vice President and General Counsel

THE CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian and Paying Agent hereunder

	By:	/s/
Printed Name:
Title:

THE CLUB TRUSTEE:	VACATION TRUST, INC.,
as Club Trustee

	By:	/s/ Tonya Wardak
Tonya Wardak
Vice President, Treasurer and Secretary

[Signature Page to Omnibus Amendment]